UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 23, 2005

         HMB Acceptance Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-121040	20-1116280
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2002 Summit Blvd., Suite 100 Atlanta, GA	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (404) 459-7400

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

The Registrant registered issuances of its HomeBanc Mortgage Trust 2005-1 Mortgage Backed Notes through HomeBanc Mortgage Trust 2005, a Delaware statutory trust (the “Trust”), on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-121040) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,093,989,000 aggregate principal amount of Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 Notes of its HomeBanc Mortgage Trust 2005-1 Mortgage Backed Notes on February 23, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated  February 16, 2005, as supplemented by the Prospectus Supplement dated February 16, 2005 (the “Prospectus Supplement”), to file a copy of the Trust Agreement, the Indenture, the Transfer and Servicing Agreement and the other operative agreements executed in connection with the issuance of the Notes, forms of which were filed as an exhibit to the Registration Statement.

A certificate representing 100% of the ownership interest in the Trust (the “Ownership Certificate”) was issued pursuant to a trust agreement dated February 1, 2005 (the “Trust Agreement”), among HMB Acceptance Corp., as depositor (the “Depositor”), Wilmington Trust Company, as owner trustee (the “Owner Trustee”) and U.S. Bank National Association, as administrator (in such capacity, the “Administrator”).  The Notes were issued pursuant to an indenture dated as of February 1, 2005 (the “Indenture”), between HomeBanc Mortgage Trust 2005-1, as issuer (the “Issuer”) and U.S. Bank National Association, as indenture trustee (in such capacity the “Indenture Trustee”).  The Trust Agreement is attached hereto as Exhibit 4.1.  The Indenture is attached hereto as Exhibit 4.2.

The Notes are secured by the assets of a trust estate (the “Trust Estate”) that consists primarily of one pool of conventional, first lien, adjustable rate, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,097,833,205 as of February 1, 2005, and the rights of the Trust under the interest rate cap agreements described below.

The Mortgage Loans were sold by HomeBanc Corp. (the “Seller”) to the Registrant pursuant to the terms of a mortgage loan purchase agreement dated as of February 1, 2005 (the “Mortgage Loan Purchase Agreement”), between the Seller and the Registrant and were simultaneously sold by the Registrant to the Trust pursuant to the Transfer and Servicing Agreement (defined below).  A copy of the Mortgage Loan Purchase Agreement is attached hereto as Exhibit 99.1.

The Mortgage Loans will be master serviced by Wells Fargo Bank, N.A. (in such capacity, the “Master Servicer”), pursuant to the terms of a transfer and servicing agreement dated as of February 1, 2005 (the “Transfer and Servicing Agreement”), among the Issuer, the Registrant, Wells Fargo Bank, N.A., as Master Servicer and as securities administrator (in such capacity, the “Securities Administrator”), HomeBanc Corp., as servicer (in such capacity, the “Servicer”) and as the Seller, and the Indenture Trustee.  A copy of the Transfer and Servicing Agreement is attached hereto as Exhibit 99.2.

The Trust entered into three interest rate cap agreements, each dated February 23, 2005, between the Trust and Bear Stearns Financial Products Inc. to partially mitigate certain interest rate risk.  Copies of the interest rate cap agreements are attached hereto as Exhibits 99.3, 99.4 and 99.5.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated February 1, 2005, among HMB Acceptance Corp., as Depositor, Wilmington Trust Company, as Owner Trustee, and U.S. Bank National Association, as Administrator.

4.2

Indenture dated as of February 1, 2005, between HomeBanc Mortgage Trust 2005-1, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

99.1

Mortgage Loan Purchase Agreement dated as of February 1, 2005, between HomeBanc Corp., as Seller, and HMB Acceptance Corp., as Purchaser.

99.2

Transfer and Servicing Agreement dated as of February 1, 2005, among HomeBanc Mortgage Trust 2005-1, as Issuer, HMB Acceptance Corp., as Depositor, HomeBanc Corp., as Seller and as Servicer, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator, and U.S. Bank National Association, as Indenture Trustee.

99.3

3/6 Hybrid Loan Interest Rate Cap Agreement dated February 23, 2005, between HomeBanc Mortgage Trust 2005-1, as Issuer, and Bear Stearns Financial Products Inc., as cap counterparty.

99.4

5/6 Hybrid Loan Interest Rate Cap Agreement dated February 23, 2005, between HomeBanc Mortgage Trust 2005-1, as Issuer, and Bear Stearns Financial Products Inc., as cap counterparty.

99.5

7/6 Hybrid Loan Interest Rate Cap Agreement dated February 23, 2005, between HomeBanc Mortgage Trust 2005-1, as Issuer, and Bear Stearns Financial Products Inc., as cap counterparty.

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 8, 2005.

HMB ACCEPTANCE CORP.

By: /s/ Alana L. Griffin

Name:  Alana L. Griffin

Title:    Senior Vice President

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated February 1, 2005,  among HMB Acceptance Corp., as Depositor, Wilmington Trust Company, as Owner Trustee, and U.S. Bank National Association, as Administrator.

4.2

Indenture dated as of February 1, 2005, between HomeBanc Mortgage Trust 2005-1, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

99.1

Mortgage Loan Purchase Agreement dated as of February 1, 2005, between HomeBanc Corp., as Seller, and HMB Acceptance Corp., as Purchaser.

99.2

Transfer and Servicing Agreement dated as of February 1, 2005, among HomeBanc Mortgage Trust 2005-1, as Issuer, HMB Acceptance Corp., as Depositor, HomeBanc Corp., as Seller and as Servicer, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator, and U.S. Bank National Association, as Indenture Trustee.

99.3

3/6 Hybrid Loan Interest Rate Cap Agreement dated February 23, 2005, between HomeBanc Mortgage Trust 2005-1, as Issuer, and Bear Stearns Financial Products Inc., as cap counterparty.

99.4

5/6 Hybrid Loan Interest Rate Cap Agreement dated February 23, 2005, between HomeBanc Mortgage Trust 2005-1, as Issuer, and Bear Stearns Financial Products Inc., as cap counterparty.

99.5

7/6 Hybrid Loan Interest Rate Cap Agreement dated February 23, 2005, between HomeBanc Mortgage Trust 2005-1, as Issuer, and Bear Stearns Financial Products Inc., as cap counterparty.